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                                     FORM 8-K

                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                                  CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934


            Date of Report (Date of earliest event reported)  MARCH 7, 1997

                               KALAN GOLD CORPORATION
                      Formerly known as Knight Natural Gas, Inc.
                    ------------------------------------------------
                (Exact name of Registrant as specified in its charter)

            COLORADO                    0-25658             84-1357927
            --------                    -------             ----------
  (State or other jurisdiction        (Commission        (I.R.S. Employer
of incorporation or organization)     File Number)      Identification No.)


                                 Tower I, Suite 340,
                               12835 E. Arapahoe Road
                              Englewood, Colorado 80112
                        -------------------------------------
                (Address of principal executive offices and Zip Code)

                                    (303) 706-1606
                                 --------------------
                 (Registrant's telephone number including area code)


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                             FORM 8-K
                          CURRENT REPORT
                  Pursuant to Section 13 or 15(d)
                    of the Securities Act of 1934

Item 1.   CHANGES IN CONTROL OF REGISTRANT
          Not Applicable

Item 2.   ACQUISITION OR DISPOSITION OF ASSETS

     The Registrant has completed an agreement with Trio Gold Corp., an Alberta private corporation (Trio), whereby Trio will earn a 50% ownership interest in the two Ghanian properties held by the Registrant, which consist of the Ahanta and Esikaman Concessions, in return for the payment of $144,000 to the Registrant and for the expenditure of $375,000 on geochemical studies on both properties. Trio will be responsible for all operations on these properties. Trio released the following information concerning these properties:

     The 100 square kilometer Esikaman property is located approximately 20 kilometers southwest of the mining town of Prestea. A recently completed Geochemical Stream Sediment Reconnaissance Survey indicates anomalous gold values covering most of the property. The area of initial interest has indicated a northeast-trending zone approximately 1.4 kilometers long and 4 kilometers wide. Within this zone, all stream sediment samples assayed values ranging from 2.0 grams to 21.0 grams per tonne gold. A detailed soil geochemical survey is now underway and will be followed by a trenching program expected to be completed by mid-summer.

     The Ahanta property is 64 square kilometers and is located about 20 kilometers west of Takoradi. To date, six trenches have identified a 150 meter long zone containing quartz veins averaging 2 meters in width which have returned the following assay results:
     Trench No.              Width in Meters           Weighted Average Grade
     1                       1.81m                     7.15 g/t
     2                       2.13m                     20.70g/t
     3                       2.50m                     25.75g/t
     4                       2.13                      16.00g/t
     5                       1.50m                     11.70g/t
     6                       1.50m                     5.28 g/t

     A geochemical soil survey conducted to the south of the trenched area has identified a number of highly anomalous gold values ranging from 1.06 grams to a high of 44.10 grams per tonne over a strike length of 700 meters. Further trenching and sampling will be conducted to delineate the strike extension of this zone. Upon completion of the trenching program, drill targets will be selected.

Item 3.   BANKRUPTCY OR RECEIVERSHIP
          Not applicable.


Item 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
          Not applicable.

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Item 5.  OTHER EVENTS
         Not Applicable

Item 6.  RESIGNATION OF REGISTRANT'S DIRECTORS
         Not Applicable

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS Not Applicable

Item 8.  CHANGE IN FISCAL YEAR
         Not Applicable

Item 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S
         Not Applicable

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       KALAN GOLD CORPORATION


Dated: March 7, 1997                   By: /s/ JAMES H. BAUM
                                           -------------------------------------
                                           James H. Baum
                                           President and Chief Executive Officer